UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of the Securities Act of 1934


                                  July 27, 1998
                                 ---------------

                                 Date of report

                                Empire Gold Inc.
       -------------------------------------------------------------------
             (exact name of registrant as specified in its charter)


         Indiana                          1-4799                35-0540454
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission file number)   (IRS Employer
 of incorporation)                                           Identification No.)


   802 - 1985 Bellevue Ave., West Vancouver, British Columbia, Canada, V7V 1B6
   ---------------------------------------------------------------------------

              (Address and Zip Code of principal executive offices)


                                  604-921-2811
                          -----------------------------

                         (Registrant's telephone number)

         300-90 Adelaide Street West, Toronto, Ontario, Canada M5H 3V9
         -------------------------------------------------------------

          (former name or former address, if changed since last report)

ITEM 304 - CHANGE IN PRINCIPAL AUDITORS PURSUANT TO REGULATION S-K

On September 2, 1997, the board of directors and shareholders of Empire Gold, Inc. (the "Company") (formerly National Enterprises Inc.) approved the termination of James Smith & Company, P.C. as the Company's principal accountants and approved the appointment of KPMG Peat Marwick LLP as the Company's auditor. By letter dated June 2, 1998 the firm of James Smith & Company, P.C. was notified of the Company's appointment of KPMG Peat Marwick LLP as its auditors.

In connection with the audits of the two fiscal years ended December 31, 1996 and December 31, 1995 and the subsequent interim period preceding termination of their appointment, there were no disagreements with James Smith & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.





The audit reports of James Smith & Company, P.C. on the financial statements of the Company for the years ended December 31, 1996 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows:

(a) The report of James Smith & Company, P.C. on the financial statements of the Company as of and for the two years ended December 31, 1995 was modified to indicate that "[t]he accompanying consolidated financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 1 to the financial statements, on April 14, 1992, the Company was reorganized under Chapter 11 of the U.S. Bankruptcy code. Under the Plan of Reorganization most of the operation assets have been sold or transferred to a liquidating trust for the benefit of creditors. The company's ability to generate cash adequate to meet its needs depends on its ability to realize assets and liquidate its liabilities in the ordinary course of business and to develop profitable new business activities. These maters raise substantial doubt about its ability to continue as a going concern. The financial statement do not include adjustments that might result from the outcome of this uncertainty."; and

(b) The report of James Smith & Company, P.C. on the financial statements of the Company as of and for the two years ended December 31, 1996 was modified to indicate that "[t]he accompanying consolidated financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, on April 14, 1992, the Company was reorganized under Chapter 11 of the U. S. Bankruptcy Code. Under the Plan of Reorganization most of the operating assets have been sold or transferred to a liquidating trust for the benefit of creditors. During 1996, the Company sold its subsidiaries which held all of its remaining operating assets. It then acquired a new subsidiary which owned certain mineral concessions. These concessions are unproven and the Company's ability to establish ongoing operations is dependent upon these

Empire Gold Inc.

Form 8-K/A, July 27, 1998                                                 page 3

     rights being commercially developed and the Company's ability to raise adequate capital to develop them. The consolidated financial statements do not include adjustments that might result from the outcome of this uncertainty."

         ITEM 7(c) - Exhibits

The following is a list of exhibits filed as part of this Form 8-K/A.

Item 601
Category     Exhibit
--------     -------

   16 Letter of James Smith & Company, P.C. pursuant to Regulation S-B Item 304(a)(3)


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act, 1994, the registrant had duly caused the report to be signed on its behalf by the undersigned hereunto duly authorised.


DATED this 24th day of July, 1998


EMPIRE GOLD INC.





per:     /s/ Eunice Ludlow
         -----------------------------------------
         Eunice Ludlow
         Chief Financial Officer and Secretary